Exhibit 10(d)

Customer No.
Loan No.
Loan No.
Loan No.

RBC BANK (USA)
AMENDMENT TO LOAN DOCUMENTS AND WAIVER
     This Amendment to Loan Documents and Waiver (this “Amendment”) is made and entered into as of May 27, 2009 by and between VIDEO DISPLAY CORPORATION, a Georgia corporation (“Parent”), LEXEL IMAGING SYSTEMS, INC. (“Lexel”), FOX INTERNATIONAL, LTD., INC. (“Fox”), Z-AXIS, INC. (“Z-Axis”), TELTRON TECHNOLOGIES, INC. (“Teltron”) and AYDIN DISPLAYS, INC. (“Aydin” and together with Lexel, Fox, Z-Axis and Teltron, collectively, the “Subsidiaries”; and the Subsidiaries, together with Parent, collectively, the “Borrower”) and RBC BANK (USA) (the “Bank”);
W I T N E S S E T H:
     WHEREAS, the Borrower and the Bank have made and entered into that certain Loan and Security Agreement, dated as of September 26, 2008, as amended (the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement);
     WHEREAS, pursuant to the Loan Agreement, the Bank has extended to the Borrower (a) a primary revolving loan facility in the original principal amount of up to $17,000,000 (the “Primary Revolving Loan”), which Primary Revolving Loan is evidenced by a promissory note, dated as of September 26, 2008, from Borrower to the order of the Bank in the principal amount of $17,000,000 (the “Primary Revolving Note”), (b) a secondary revolving loan facility in the original principal amount of up to $3,500,000 (the “Secondary Revolving Loan”), which Secondary Revolving Loan is evidenced by a promissory note, dated as of September 26, 2008, from Borrower to the order of the Bank in the principal amount of $3,500,000 (the “Secondary Revolving Note”), and (c) a term loan in the original principal amount of up to $1,700,000 (the “Term Loan”), which Term Loan is evidenced by a promissory note, dated as of September 26, 2008, from Borrower to the order of the Bank in the principal amount of $1,700,000 (the “Term Note”);
     WHEREAS, Defaults and Events of Default have occurred and are continuing under certain provisions of the Loan Agreement and has asked the Bank to waive the same;
     WHEREAS, the Borrower and Bank desires to amend certain provisions of the Loan Documents in connection therewith, and the Bank is willing to agree to the same on the terms and conditions set forth herein;

     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1.
Amendments to Loan Documents
     Section 1.1 Amendment to Primary Revolving Note. The Section 1.1 of the Primary Revolving Note is hereby amended in its entirety to read as follows:
1.1 Pre-Default Rate. Subject to the provisions of Section 1.2 below, interest payable on this Note per annum will accrue at the greater of (i) the LIBOR Base Rate plus the Applicable Margin and (ii) four percent (4%).
The “LIBOR Base Rate” is the London Interbank Offer Rate for United States Dollars for a term of one month which appears on Telerate Page 3750, Bloomberg Professional Screen BBAM (or any generally recognized successor method or means of publication) as of 11:00 a.m., London time, two (2) London business days prior to the day on which the rate will become effective. The rate for the first month or part thereof will initially become effective on the date of the Note as shown on the face hereof. Thereafter, the rate will change and a new rate will become effective on the first calendar day of each succeeding month. If for any reason the London Interbank Offer Rate is not available, then the “LIBOR Base Rate” shall mean the rate per annum which banks charge each other in a market comparable to England’s Eurodollar market on short-term money in U.S. Dollars for an amount substantially equivalent to the principal amount due under this Note as determined at 11:00 A.M., London time, two (2) London business days prior to the day on which the rate will become effective, as determined in the Bank’s sole discretion. Bank’s determination of such interest rate shall be conclusive, absent manifest error.
The “Applicable Margin” is the percent per annum set forth below, based on the ratio of Borrower’s Fixed Charge Coverage Ratio, as defined in the herein defined Loan Agreement, as set forth in the most recent compliance certificate received by Lender. Based upon the ratio, the “Applicable Margin” over Bank’s LIBOR Base Rate will be determined as follows:

Tier	Fixed Charge Coverage Ratio	Applicable Margin
I	Greater than 1.35:1.0, but less than 1.50:1.0	2.10%
II	Equal to/greater than 1.50:1.0 but less than 1.75:1.0	1.85%
III	Equal to/greater than 1.75:1.0	1.60%
The Applicable Margin will be determined from Borrower’s most recent quarterly compliance certificate received by Bank, as required in the Loan

Agreement. The ratio will be measured as of August 31st, November 30th, February 28th, and May 31st of each year (each a “Measurement Date”); adjustments in the Applicable Margin will occur as of the first day of the month immediately following Bank’s receipt of Borrower’s quarterly Compliance Certificate required under Section 5.6(c) of the Loan Agreement (i.e., November 1st, February 1st, May 1st and August 1st) for the immediately preceding Measurement Date (each an “Adjustment Date”). The Applicable Margin will be in effect from the then applicable Adjustment Date until the next Adjustment Date. Until Lender receives the first Compliance Certificate and related financial statements due on July 15, 2009 for the May 31, 2009 Measurement Date, the Applicable Margin will be 2.10%. The First Adjustment Date will occur on the first day of the month immediately following Bank’s receipt of the Compliance Certificate due on July 15, 2009 and be based on the May 31, 2009 Measurement Date financial statements, and shall apply until the next Adjustment Date. Thereafter if any quarterly Compliance Certificate (and applicable financial statement) is not delivered on time, the Applicable Margin from the date such certificate (and applicable financial statement) was due until Bank receives it will be the highest level set forth above, or at Bank’s option, the Default Rate.
     Section 1.2 Amendment to Secondary Revolving Note. Section 1.1 of the Secondary Revolving Note is hereby amended in its entirety to read as follows:
1.1 Pre-Default Rate. Subject to the provisions of Section 1.2 below, interest payable on this Note per annum will accrue at the greater of (i) the LIBOR Base Rate plus the Applicable Margin and (ii) four percent (4%).
The “LIBOR Base Rate” is the London Interbank Offer Rate for United States Dollars for a term of one month which appears on Telerate Page 3750, Bloomberg Professional Screen BBAM (or any generally recognized successor method or means of publication) as of 11:00 a.m., London time, two (2) London business days prior to the day on which the rate will become effective. The rate for the first month or part thereof will initially become effective on the date of the Note as shown on the face hereof. Thereafter, the rate will change and a new rate will become effective on the first calendar day of each succeeding month. If for any reason the London Interbank Offer Rate is not available, then the “LIBOR Base Rate” shall mean the rate per annum which banks charge each other in a market comparable to England’s Eurodollar market on short-term money in U.S. Dollars for an amount substantially equivalent to the principal amount due under this Note as determined at 11:00 A.M., London time, two (2) London business days prior to the day on which the rate will become effective, as determined in the Bank’s sole discretion. Bank’s determination of such interest rate shall be conclusive, absent manifest error.

The “Applicable Margin” is the percent per annum set forth below, based on the ratio of Borrower’s Fixed Charge Coverage Ratio, as defined in the herein defined Loan Agreement, as set forth in the most recent compliance certificate received by Lender. Based upon the ratio, the “Applicable Margin” over Bank’s LIBOR Base Rate will be determined as follows:

Tier	Fixed Charge Coverage Ratio	Applicable Margin
I	Greater than 1.35:1.0, but less than 1.50:1.0	2.10%
II	Equal to/greater than 1.50:1.0 but less than 1.75:1.0	1.85%
III	Equal to/greater than 1.75:1.0	1.60%
The Applicable Margin will be determined from Borrower’s most recent quarterly compliance certificate received by Bank, as required in the Loan Agreement. The ratio will be measured as of August 31st, November 30th, February 28th, and May 31st of each year (each a “Measurement Date”); adjustments in the Applicable Margin will occur as of the first day of the month immediately following Bank’s receipt of Borrower’s quarterly Compliance Certificate required under Section 5.6(c) of the Loan Agreement (i.e., November 1st, February 1st, May 1st and August 1st) for the immediately preceding Measurement Date (each an “Adjustment Date”). The Applicable Margin will be in effect from the then applicable Adjustment Date until the next Adjustment Date. Until Lender receives the first Compliance Certificate and related financial statements due on July 15, 2009 for the May 31, 2009 Measurement Date, the Applicable Margin will be 2.10%. The First Adjustment Date will occur on the first day of the month immediately following Bank’s receipt of the Compliance Certificate due on July 15, 2009 and be based on the May 31, 2009 Measurement Date financial statements, and shall apply until the next Adjustment Date. Thereafter if any quarterly Compliance Certificate (and applicable financial statement) is not delivered on time, the Applicable Margin from the date such certificate (and applicable financial statement) was due until Bank receives it will be the highest level set forth above, or at Bank’s option, the Default Rate.
     Section 1.3 Amendment to Term Note. Section 1.1 of the Term Note is hereby amended in its entirety to read as follows:
1.1 Pre-Default Rate. Subject to the provisions of Section 1.2 below, interest payable on this Note per annum will accrue at the greater of (i) the LIBOR Base Rate plus the Applicable Margin and (ii) four percent (4%).
The “LIBOR Base Rate” is the London Interbank Offer Rate for United States Dollars for a term of one month which appears on Telerate Page 3750, Bloomberg Professional Screen BBAM (or any generally recognized successor method or means of publication) as of 11:00 a.m., London time, two (2)

London business days prior to the day on which the rate will become effective. The rate for the first month or part thereof will initially become effective on the date of the Note as shown on the face hereof. Thereafter, the rate will change and a new rate will become effective on the first calendar day of each succeeding month. If for any reason the London Interbank Offer Rate is not available, then the “LIBOR Base Rate” shall mean the rate per annum which banks charge each other in a market comparable to England’s Eurodollar market on short-term money in U.S. Dollars for an amount substantially equivalent to the principal amount due under this Note as determined at 11:00 A.M., London time, two (2) London business days prior to the day on which the rate will become effective, as determined in the Bank’s sole discretion. Bank’s determination of such interest rate shall be conclusive, absent manifest error.
The “Applicable Margin” is the percent per annum set forth below, based on the ratio of Borrower’s Fixed Charge Coverage Ratio, as defined in the herein defined Loan Agreement, as set forth in the most recent compliance certificate received by Lender. Based upon the ratio, the “Applicable Margin” over Bank’s LIBOR Base Rate will be determined as follows:

Tier	Fixed Charge Coverage Ratio	Applicable Margin
I	Greater than 1.35:1.0, but less than 1.50:1.0	2.10%
II	Equal to/greater than 1.50:1.0 but less than 1.75:1.0	1.85%
III	Equal to/greater than 1.75:1.0	1.60%
The Applicable Margin will be determined from Borrower’s most recent quarterly compliance certificate received by Bank, as required in the Loan Agreement. The ratio will be measured as of August 31st, November 30th, February 28th, and May 31st of each year (each a “Measurement Date”); adjustments in the Applicable Margin will occur as of the first day of the month immediately following Bank’s receipt of Borrower’s quarterly Compliance Certificate required under Section 5.6(c) of the Loan Agreement (i.e., November 1st, February 1st, May 1st and August 1st) for the immediately preceding Measurement Date (each an “Adjustment Date”). The Applicable Margin will be in effect from the then applicable Adjustment Date until the next Adjustment Date. Until Lender receives the first Compliance Certificate and related financial statements due on July 15, 2009 for the May 31, 2009 Measurement Date, the Applicable Margin will be 2.10%. The First Adjustment Date will occur on the first day of the month immediately following Bank’s receipt of the Compliance Certificate due on July 15, 2009 and be based on the May 31, 2009 Measurement Date financial statements, and shall apply until the next Adjustment Date. Thereafter if any quarterly Compliance Certificate (and applicable financial statement) is not delivered on time, the Applicable Margin from the date such certificate (and applicable financial statement) was due until Bank receives it will be the highest level set forth above, or at Bank’s option, the Default Rate.
ARTICLE 2.
Acknowledgment of Defaults
     Section 2.1 Acknowledgment of Default. Events of Default (the “Existing Defaults”) have occurred under Section 8.1(b) the Loan Agreement as a result of the (i) Borrower’s failure to comply with Section 7.1 of the Loan Agreement (Fixed Charge Coverage Ratio) for the fiscal periods ending November 30, 2008 and February 28, 2009, (ii) Borrower’s failure to comply with Section 6.3 of the Loan Agreement (Corporate Distributions; Subordinated Debt) as a result of Borrower’s making Corporate Distributions of (x) up to $673,806 to repurchase it shares during the fiscal quarter ending November 30, 2008 and (y) up to $2,357,330 to repurchase it shares during the fiscal quarter ending February 28, 2009, in each case during the occurrence of an Event of Default, and (iii) Borrower’s failure to comply with Section 6.4 of the Loan Agreement (Permitted Investments) as a result of Borrower’s Investment in MDU Commercial International Inc. of up to $335,000 as of February 28, 2009 and an additional $62,000 as of March 31, 2009.
     Section 2.2 Acknowledgment of the Borrower. The execution, delivery and performance of this Amendment by the Bank and the acceptance by the Bank of performance of the Borrower hereunder (a) shall not constitute a waiver or release by the Bank of any Default or Event of Default that may now or hereafter exist under the Loan Documents, except the Existing Defaults to the extent provided herein, (b) shall not constitute a novation of the Loan Documents as it is the intent of the parties to modify the Loan Documents as expressly set out herein and (c) except as expressly provided in this Amendment, shall be without prejudice to, and is not a waiver or release of, the Bank’s rights at any time in the future to exercise any and all rights conferred upon the Bank by the Loan Documents or otherwise at law or in equity, including but not limited to the right to institute foreclosure proceedings against the Collateral and/or institute collection or arbitration proceedings against the Borrower and/or to exercise any right against any other Person not a party to this Amendment
ARTICLE 3.
Waivers
     Section 3.1 Waiver Covenant. Upon strict satisfaction of the conditions specified hereinafter in Article 5, Bank shall waive the Existing Defaults and shall not because of the Existing Defaults,
     3.1.1 accelerate any of the Loans or demand accelerated payment of the same;
     3.1.2 require the payment of interest at the Default Rate set forth in the Loan Documents; or

     3.1.3 exercise any other remedies under the Loan Agreement or under the other Loan Documents.
     Bank’s waiver of the Existing Defaults from such actions, subject to the terms and conditions of this Waiver, is herein referred to as the “Waiver Covenant”. The effectiveness of each term of the Waiver Covenant is expressly conditioned on the strict satisfaction of each and every condition set forth in Article 5 of this Waiver. The Waiver Covenant applies solely to the Existing Defaults and to no other Defaults or Events of Default, whether now existing or hereinafter arising and whether now known to the Bank or the Borrower and/or its Subsidiaries and/or any Guarantors.
     Section 3.2 Continued Compliance With the Loan Documents. Notwithstanding this Amendment, Borrower will continue to perform and comply strictly with each and every provision of the Loan Documents, except for the Existing Defaults, which have been waived by the Bank pursuant to this Amendment (upon satisfaction of the conditions set forth in Article 5 hereof).
ARTICLE 4.
Release; Waivers by Borrower
     Section 4.1 Release. In consideration of the accommodations and concessions made by the Bank pursuant to this Amendment, the Borrower does hereby irrevocably remise, release, acquit, satisfy and forever discharge the Bank, its successors and assigns, all of its affiliates and subsidiaries, past, present and future, and all of its shareholders, officers, directors, employees, agents, attorneys, representatives and participants, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, executions, counterclaims, demands and causes of action of any nature or type whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which it now has or hereafter can, shall or may have by reason of any matter, claim or action arising through the date hereof out of or relating to the administration, funding or existence of the Loan from the Bank to the Borrower, or the Loan Documents, or any other agreement or transaction between or among the Borrower, the Guarantors and Bank.
     Section 4.2 Waivers. The Borrower acknowledges and agrees that the Bank has all rights and remedies of a “secured party” under the Code and all rights and remedies provided by applicable law. Borrower waives any additional right to notice of any Default or Event of Default or opportunity to cure any Default or Event of Default. Notwithstanding anything to the contrary in Loan Agreement, any Security Agreement, any Guaranty Agreement or any other Loan Document to which it is a party, the Borrower hereby irrevocably waives (i) any right to notification required under Code Section 11-9-611 of the disposition of any “Collateral” (as defined in the Loan Agreement and as defined in any Security Agreement) or any other collateral in which the Borrower or any Guarantor has granted (or may hereafter grant) the Bank a Lien, (ii) any right to redeem, under Code Section 11-9-623, any “Collateral” (as defined in the Loan Agreement and as defined in any Security Agreement) or any other collateral in which the Borrower or any Guarantor has granted (or may hereafter grant) Bank a Lien, and (iii) any other right which the Borrower or any such Guarantor may waive under the Code (whether before or after default). Any notice required to be given by Bank to the Borrower or any Guarantor (which is not otherwise waivable under the Code), may be given by the Bank in the shortest time period permitted by the Code, notwithstanding any provision of the Loan Documents requiring a longer notice period; where “reasonable” notice is required under the Code and cannot be waived, 10 days’ notice shall be deemed “reasonable” notice for purposes of the Loan Agreement and each Security Agreement (except for circumstances described in Code Section 11-9-611(d)).
     Section 4.3 Waiver of Trial by Jury. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     Section 4.4 Relief From Stay. (a) In entering into this Amendment, the Borrower and the Bank hereby stipulate, acknowledge and agree that the Bank gave up valuable rights and agreed to forbear from exercising legal remedies available to it in exchange for the promises, representations, acknowledgments and warranties of Borrower as contained herein and that the Bank would not have entered into this Amendment but for such promises, representations, acknowledgments, agreements, and warranties, all of which have been accepted by the Bank in good faith, the breach of which by the Borrower in any way, at any time, now or in the future, would admittedly and confessedly constitute cause for dismissal of any such bankruptcy petition pursuant to 11 U.S.C. § 1112(b).
(b) As additional consideration for the Bank agreeing to forbear from immediately enforcing its rights and remedies under this Amendment and in the Loan Documents, including but not limited to the institution of foreclosure proceedings, the Borrower agrees that in the event a bankruptcy petition under any Chapter of the Bankruptcy Code (11 U.S.C. §101, et seq.) is filed by or against the Borrower at any time after the execution of this Amendment, the Bank shall be entitled to the immediate entry of an order from the appropriate bankruptcy court granting Bank complete relief from the automatic stay imposed by §362 of the Bankruptcy Code (11 U.S.C. §362) to exercise its foreclosure and other rights, including but not limited to obtaining a foreclosure judgment and foreclosure sale, upon the filing with the appropriate court of a motion for relief from the automatic stay with a copy of this Amendment attached thereto. The Borrower specifically agrees (i) that upon filing a motion for relief from the automatic stay, the Bank shall be entitled to relief from the stay without the necessity of an evidentiary hearing and without the necessity or requirement of the Bank to establish or prove the value of the Collateral, the lack of adequate protection of its interest in the Collateral, or the lack of equity in the Collateral; (ii) that the lifting of the automatic stay hereunder by the appropriate bankruptcy court shall be deemed to be “for cause” pursuant to §362(d)(1) of the Bankruptcy Code (11 U.S.C. §362(d)(1)); and (iii) that the Borrower will not directly or indirectly oppose or otherwise defend against the Bank’s efforts to gain relief from the automatic stay, and (iv) the Bank shall be entitled to recover from Borrower all of Bank’s costs and expenses (including the Bank’s attorneys fees) incurred in connection with any bankruptcy or insolvency proceeding of any of them. This provision is not intended to preclude Borrower from filing for protection under any Chapter of the Bankruptcy Code. The remedies prescribed in this paragraph are not exclusive and shall not limit Bank’s rights under the Loan Agreement, any Guaranty, any other Loan Document or under any law.
(c) All of the above terms and conditions have been freely bargained for and are all supported by reasonable and adequate consideration and the provisions herein are material inducements for Bank entering into this Amendment.
ARTICLE 5.
Conditions to Effectiveness
     Section 5.1 Conditions. The amendments to the Loan Agreement set forth in this Amendment, and the Waiver Covenant, shall become effective as of the date first above written (the “Effective Date”) after all of the conditions set forth in Sections 5.2 through 5.4 hereof shall have been satisfied.
     Section 5.2 Execution of Amendment. This Amendment shall have been executed and delivered by the Borrower.
     Section 5.3 Representations and Warranties. (a) As of the Effective Date, the representations and warranties set forth in the Loan Agreement, and the representations and warranties set forth in each of the Loan Documents, shall be true and correct in all material respects; (b) as of the Effective Date, no Defaults or Events of Default shall have occurred and be continuing, other than the Existing Defaults that are the subject of the Waiver Covenant; (c) the Bank shall have received from the Borrower a certificate dated the Effective Date, certifying the matters set forth in subsections (a) and (b) of this Section 5.4.
     Section 5.4 Waiver Fee. Borrower shall have paid a waiver fee of $5,000, which fee has been fully earned by the Bank and is non-refundable in its entirety.
ARTICLE 6.
Miscellaneous
     Section 6.1 Entire Agreement; No Novation or Release. This Amendment, together with the Loan Documents, as in effect on the Effective Date, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Loan Agreement or any other Loan Document. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.
     Section 6.2 Fees and Expenses. All fees and expenses of the Bank incurred in connection with the issuance, preparation and closing of the transactions contemplated hereby shall be payable by the Borrower promptly upon the submission of the bill therefor. If the Borrower shall fail to promptly pay such bill, the Bank is authorized to pay such bill through an advance of funds under the Revolver Loan.
     Section 6.3 Choice of Law; Successors and Assigns. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     WITNESS the hand and seal of each of the undersigned as of the date first written above.

BANK:

RBC BANK (USA)

By: Title:	/s/ Dawnita McCain Account Manager

BORROWER:

VIDEO DISPLAY CORPORATION

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

LEXEL IMAGING SYSTEMS, INC.

By:	/s/ Gregory L. Osborn
Name:	Gregory L. Osborn
Title:	CFO

[SEAL]

FOX INTERNATIONAL, LTD., INC.

By:	/s/ Gregory L. Osborn
Name:	Gregory L. Osborn
Title:	CFO

[SEAL]

Z-AXIS, INC.

By:	/s/ Gregory L. Osborn
Name:	Gregory L. Osborn
Title:	CFO

[SEAL]

TELTRON TECHNOLOGIES, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

AYDIN DISPLAYS, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

[NOTARY SEAL]

Customer No.

Loan No.

RBC BANK (USA)
CLOSING MEMORANDUM AND DISBURSEMENT AUTHORIZATION
RBC BANK (USA)
Modification of Loan Facility to
VIDEO DISPLAY CORPORATION, LEXEL IMAGING SYSTEMS, INC., FOX
INTERNATIONAL, LTD., INC., Z-AXIS, INC., TELTRON TECHNOLOGIES, INC. and
AYDIN DISPLAYS, INC.
May 27, 2009

I.	Introduction.
     The modification of the loan facility from RBC BANK (USA) to VIDEO DISPLAY CORPORATION, a Georgia corporation (“Parent”), LEXEL IMAGING SYSTEMS, INC. (“Lexel”), FOX INTERNATIONAL, LTD., INC. (“Fox”), Z-AXIS, INC. (“Z-Axis”), TELTRON TECHNOLOGIES, INC. (“Teltron”) and AYDIN DISPLAYS, INC. (“Aydin” and together with Lexel, Fox, Z-Axis and Teltron, collectively, the “Subsidiaries”; and the Subsidiaries, together with Parent, collectively, “Borrower”) was closed on the above date. By executing as provided below, the parties acknowledge and agree that the foregoing documents were negotiated, executed and delivered entirely within the State of Georgia and that the transaction closed and was funded in the State of Georgia.

II.	Documents.
     The following documents and items were executed or delivered at the Closing:
1.	Amendment to Loan Documents and Waiver;

2.	Officer’s Certificate;

3.	Borrowing Resolution – Parent;

4.	Borrowing Resolution – Lexel;

5.	Borrowing Resolution – Fox;

6.	Borrowing Resolution – Z-Axis;

7.	Borrowing Resolution – Teltron;

8.	Borrowing Resolution – Aydin;

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III. Fundings. Borrower hereby authorizes Bank to debit its accounts with Bank, or make an Advance on the Revolver Facility, to pay the items listed on Exhibit A hereto.
     The correctness of the foregoing agreed to under seal as of the date first written above.

BORROWER:

VIDEO DISPLAY CORPORATION

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO
[SEAL]

LEXEL IMAGING SYSTEMS, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

FOX INTERNATIONAL, LTD., INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

Z-AXIS, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

2

TELTRON TECHNOLOGIES, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

AYDIN DISPLAYS, INC.

By: Name:	/s/ Gregory L. Osborn Gregory L. Osborn
Title:	CFO

[SEAL]

BANK:

RBC BANK (USA)

By: Name:	/s/ Dawnita McCain Dawnita McCain
Title:	CFO

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EXHIBIT A
Bank advanced the following amounts to others on behalf of Borrower, at Borrower’s request:

$5,000	To RBC Bank (USA) for its waiver fee, which fee has been fully earned and is non-refundable in its entirety.

$1,875	To Nelson Mullins Riley & Scarborough to reimburse Bank for its legal fees and expenses, by wire to:

	Bank:	CB&T
	ABA Number:	061100606
	Beneficiary Bank:	National Bank of SC, Sumter, SC
	ABA Number:	053200666
	Beneficiary Customer:	Nelson Mullins Riley & Scarborough, LLP
Operating Account
	Beneficiary Acc’t No.:	00322407701
	Client Reference:	25655/09022

Any additional fees and expenses will be billed supplementally.

$6,875	TOTAL DISBURSEMENTS

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